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                                                                 Exhibit 10.25



                             PRINCIPAL RULES OF THE

                       PALL SUPPLEMENTARY PENSION SCHEME

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                                PRINCIPAL RULES

                                     PART I

                  MEMBERSHIP AND PROVISIONS OF BENEFITS, ETC.

I.1     DEFINITIONS

        In these Principal Rules and the Appendices thereto and any Supplementary Rules, unless the context otherwise requires --

        (i) words implying the masculine gender shall include the feminine gender, and vice versa;

        (ii)   words in the singular shall include the plural, and vice versa;

        (iii) any reference to legislation shall be construed as a reference to that legislation as amended or re-enacted and to any regulations made thereunder for the time being in force and to any corresponding provisions in force in Northern Ireland;

        (iv) any reference to a Part is a reference to a Part of these Principal Rules;

        (v)    the following expressions shall have the following meanings.

               "Act" means the Income and Corporation Taxes Act 1988 and any amendment, modification or re-enactment thereof.

               "Actuary" means a Fellow of the Faculty of Actuaries or of the Institute of Actuaries appointed by the Trustees or such a Fellow employed by a body corporate or firm whose services are offered to the Trustees by that body or firm.

               "Administrator" means the person or persons resident in the United Kingdom who have the management of the Scheme and who either are named as such in the Declaration of Trust or whom the Trustees may from time to time appoint.

               "Aggregate Retirement Benefit" means the aggregate of --

               (i) the Member's pension under this Scheme and any Associated Scheme;

               (ii) the pension equivalent of the Member's Lump Sum Retirement Benefit.

               "Approval" means approval of the Scheme by the Board of Inland Revenue under Chapter I of Part XIV of the Act.

               "Associated Employment" means 2 or more concurrent employments held by the Member which are associated, i.e. where --

               (i) there is a period during which the Member has held all of them;

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        (ii)   the period counts under the Scheme in the case of all of them as a period in respect of which benefits are payable;

        (iii)  during the period all the employers in question are associated.

        "Associated Scheme" means either (i) or (ii) below as appropriate

        (i) in respect of a Class A Member any Relevant Scheme which is a Connected Scheme or which provides benefits in respect of Service;

        (ii) in respect of a Class B or Class C Member any Relevant Scheme providing benefits in respect of Service.

        (For the purposes of this definition employers are associated if one is controlled by the other, or both are controlled by a third party. Control has the same meaning as in section 840 of the Act, or in the case of a close company, section 416 of the Act.)

        "Authorised Insurer" means an insurance company which is authorised under section 3 or 4 of the Insurance Companies Act 1982 to carry on ordinary long-term insurance business and acting through a branch or office in the United Kingdom.

        "Basic Salary" means the annual amount of fixed salary or wages paid to a Member by a Participating Employer, including any director's fees if they are of an annual amount fixed in advance of the period to which they relate and which fees shall otherwise be treated as Other Emoluments.

        Director's fees are limited to fees --

        (i) to which the director is beneficially entitled not being obliged to account for them to another company, and

        (ii) which are not being treated for tax purposes as a receipt of a profession in which the director is engaged.

        "Beneficiaries" means in relation to a Member --

        (i)    the spouse and any former spouse of the deceased Member;

        (ii) the grandparents of the deceased Member or of his spouse or of any former spouse, all descendants of those grandparents, and the spouse and any former spouse of those descendants;

        (iii) any ancestor of the grandparents of the deceased Member or of his spouse and or of any former spouse, and the spouse and any former spouse of those ancestors;

        (iv) any person who in the opinion of the Principal Company was at any time wholly or partially dependent on or was regularly assisted financially by the deceased Member;


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        (v)    any individual who is a legatee under the Member's will or who benefits from his estate or would have done had he died intestate and had it been of sufficient amount;

        (vi) any individual who is nominated in writing as a Beneficiary by the Member;

        and for the purposes of this definition a step-child or an adopted child of any person shall be deemed to be a descendant of that person and that person shall be deemed to be an ancestor of that child, but no person shall be a Beneficiary who was not living or en ventre sa mere at the date of the Member's death.

        "Benefit Limit" in relation to any benefit means the maximum amount of that benefit which can be provided for a Member without exceeding the maximum prescribed by Rule VII.9.

        "Bonus Credit" in relation to a Member means any part of the Retirement Benefit which is not Transfer Credit and which is provided in respect of, or computed by reference to, service while not a Member, or which is not required by any Supplementary Rules to be provided but is provided by the Trustees on the direction of the Principal Company, or which is provided in consequence of any alteration in the Rules made after he became a Member.

        "Centralised Scheme" means the Scheme when there are two or more Participating Employers.


        "Class A Member" means --

        (i) a Member who joined the Scheme on or after 1st June 1989, but who is not a Transitional Member;

        (ii) any Class B or Class C Member who has elected to be deemed to have become a Class A Member.

        "Class B Member" means a Member who joined the Scheme on or after 17th March 1987 and before 1st June 1989 but who is not a Transitional
        Member:

        Provided that the Member may elect to be deemed to have become a Class A Member if both of the following conditions are satisfied --

        (i)    he makes an election in writing; and

        (ii) the election states the date on which he is to be deemed to have become a Class A Member being a date before the Relevant Date but after the date the Trustees receive the election.

        "Class C Member" means a Member who joined the Scheme before 17th March 1987:

        Provided that the Member may elect to be deemed to have become a Class A Member if both of the following conditions are satisfied --
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        (i)    he makes an election in writing; and

        (ii) the election states the date on which he is to be deemed to have become a Class A Member being a date before the Relevant Date but after the date the Trustees receive the election.

        "Commencing Date" means the date on which the Scheme started as specified in the Declaration of Trust.

        "Company" means in relation to a Member the Participating Employer in whose service he is at the time or, if he is in the service of more than one such Employer, those Employers. In relation to any person no longer employed by any of these Employers, it means the one or more of them by which he was last employed.

        "Connected Scheme" shall mean any Relevant Scheme which is connected with the Scheme in relation to the Member, i.e. if --

        (i) there is a period during which the Member has been the employee of 2 associated employers:

        (ii) that period counts under both schemes as a period in respect of which benefits are payable;

        (iii) the periods counts under one scheme for service with one employer and under the other for service with the other employer.

        (For the purposes of this definition employers are associated if one is controlled by the other, or both are controlled by a third party. Control has the same meaning as in section 840 of the Act, or in the case of a close company, section 416 of the Act.)

        "Controlling Director" means a director of a Participating Employer who was prior to 6th April 1973 a controlling director (as defined in section 624(3) of the Act) of that Participating Employer.

        "Current Remuneration" on any date means the annual rate of the Member's Basic Salary on that date plus the annual average over the previous three years, or over the period for which Other Emoluments have been receivable if less than three years, of the Other Emoluments received by the Member from the Participating Employers.

        "Declaration of Trust" means the Declaration of Trust by which the Scheme was established, any deeds supplemental thereto and any alterations, amendments, additions or modifications to the Declaration or to a supplemental deed for the time being in force.

        "Dependant" means in relation to a Member --

        (i)  his spouse, widow or widower;

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        (ii)   his child or his spouse's child as long as the child has not attained the age of 18 years, or is still receiving full time education or vocational training, or who the Trustees are satisfied suffers from a disability which makes it unlikely that he will ever be able to maintain himself;

        (iii) any individual who is financially dependent upon the Member immediately before the date of the Member's death or retirement.

        "Dependent Child" means in relation to a Member a legitimate, illegitimate or adopted child of the Member or his spouse who has not attained the age of 18 years or who has not attained the age of 21 years and is still receiving full time education or vocational training approved by the Trustees.

        "Dependant's Death in Service Pension" means the class of benefit so described in Part IV.

        "Final Remuneration" means the following.

        In relation to a Class A Member the greater of --

        (a) the highest remuneration for any one of the 5 years preceding the Relevant Date being the aggregate of --

               (i)    the basic pay for the year in question, and

               (ii) the yearly average over 3 or more consecutive years (or over the actual period fluctuating emoluments have been received if less than 3 years) ending with the expiry of the corresponding basic pay year, of any fluctuating emoluments provided that fluctuating emoluments of a year other than the basic pay year may be increased in proportion to any increase in the Index from the last day of that year up to the last day of the basic pay year; and

        (b) the yearly average of the total emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date (or over the actual period where emoluments have been received for less than 3 years):

        Provided that --

        (A) remuneration and total emoluments do not include any amounts which arise from the acquisition or disposal of shares or an interest in shares or from a right to acquire shares or anything in respect of which tax is chargeable by virtue of section 148 of the Act, except where the shares or rights etc, had been acquired before 17th March 1987;

        (B) in relation to a Special Director, Final Remuneration shall (subject to proviso (D) below) be the amount ascertained in accordance with (b) above and (a) above shall not apply;


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        (C)    where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's remuneration (as calculated in (a) above) or total emoluments (for the purposes of (b) above) of any year may be increased in proportion to any increase in the Index from the last day of that year up to the Relevant Date but this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with Rule VII.9(a) for a Class A Member unless (and subject to proviso (D) below) the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this proviso and the proviso in (a) (ii) above and then only to the same proportionate extent;

        (D) Final Remuneration and the annual rate of the Member's remuneration for the purposes of the calculation of the maximum benefits in accordance with Rule VII.9(a) for a Class A Member shall not exceed the permitted maximum as defined in section 590C(2) of the Act.

        In relation to a Class B Member the greater of --

        (c) the highest remuneration for any one of the 5 years preceding the Relevant Date being the aggregate of --

               (i)   the basic pay for the year in question, and

               (ii) the yearly average over 3 or more consecutive years (or over the actual period fluctuating emoluments have been received if less than 3 years) ending with the expiry of the corresponding basic pay year, of any fluctuating emoluments provided that fluctuating emoluments of a year other than the basic pay year may be increased in proportion to any increase in the Index from the last day of that year up to the last day of the basic pay year; and

        (d) the yearly average of the total emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date (or over the actual period where emoluments have been received for less than 3 years):

        Provided that --

        (A) remuneration and total emoluments do not include any amounts which arise from the acquisition or disposal of shares or an interest in shares or from a right to acquire shares or anything in respect of which tax is chargeable by virtue of section 148 of the Act except where the shares or rights etc. had been acquired before 17th March 1987;
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        (B)    in relation to a Special Director or any other Member whose remuneration in any year subsequent to 5th April 1987 used for the purpose of calculating benefits has exceeded 100,000 pounds Sterling or such other figures as may be prescribed in an order made by the Treasury, Final Remuneration shall (subject to proviso (D) below) be the amount ascertained in accordance with
               (d) above and (c) above shall not apply;

        (C) where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's remuneration (as calculated in (c) above) or total emoluments (for the purposes of (d) above) of any year may be increased in proportion to any increase in the Index from the last day of that year up to the Relevant Date but this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with Rule VII.9(h) for a Class B Member unless (and subject to proviso (D) below) the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this proviso and the proviso in (c)(ii) above and then only to the same proportionate extent;

        (D) for the purpose of the calculation of the maximum Lump Sum Retirement Benefit in accordance with Rule VII.9(h) for a Class B Member Final Remuneration shall not in any event exceed 100,000 pounds Sterling or such other sum as may be specified in an order made by the Treasury.

        In relation to a Class C Member where the Relevant Date is on or before 16th March 1987 the greater of --

        (e) the highest remuneration for any one of the 5 years preceding the Relevant Date being the aggregate of --

               (i)    the basic pay for the year in question, and

               (ii) the yearly average over 3 or more consecutive years (or over the actual period fluctuating emoluments have been received if less than 3 years) ending with the expiry of the corresponding basic pay year, of any fluctuating emoluments provided that fluctuating emoluments of a year other than the basic pay year may be increased in proportion to any increase in the Index from the last day of that year up to the last day of the basic pay year; and

        (f) the yearly average of the total emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date (or over the actual period where emoluments have been received for less than 3 years):

        Provided that --

        (A) in relation to a Special Director, Final Remuneration shall be the amount ascertained in accordance with (f) above and (e) above shall not apply;

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        (B)  where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's remuneration (as calculated in (e) above) or total emoluments (for the purposes of (f) above) of any year may be increased in proportion to any increase in the Index from the last day of that year up to the Relevant Date but this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with Rule VII.9(h) for a Class C Member unless the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this proviso and the proviso in (e) (ii) above and then only to the same proportionate extent.

        In relation to a Class C Member where the Relevant Date is on or after 17th March 1987 the greater of --

        (g) the highest remuneration for any one of the 5 years preceding the Relevant Date being the aggregate of --

             (i)   the basic pay for the year in question, and

             (ii) the yearly average over 3 or more consecutive years (or over the actual period fluctuating emoluments have been received if less than 3 years) ending with the expiry of the corresponding basic pay year, of any fluctuating emoluments provided that fluctuating emoluments of a year other than the basic pay year may be increased in proportion to any increase in the Index from the last day of that year up to the last day of the basic pay year; and

        (h) the yearly average of the total emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date (or over the actual period where emoluments have been received for less than 3 years):

        Provided that --

        (A) remuneration and total emoluments do not include any amounts which arise from the acquisition or disposal of shares or an interest in shares or from a right to acquire shares or anything in respect of which tax is chargeable by virtue of section 148 of the Act, except where the shares or rights etc. had been acquired before 17th March 1987;

        (B) in relation to a Special Director or any other Member whose remuneration in any year subsequent to 5th April 1987 used for the purpose of calculating benefits has exceeded 100,000 pounds Sterling or such other figures as may be prescribed in an order may be the Treasury, Final Remuneration shall be the amount ascertained in accordance with (h) above and (g) above shall not apply;

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        (C)    where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's remuneration (as calculated in (g) above) or total emoluments (for the purposes of (h) above) of any year may be increased in proportion to any increase in the Index from the last day of that year up to the Relevant Date but this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with Rule VII.9(h) for a Class C Member unless the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this proviso and the proviso in (g) (ii) above and then only to the same proportionate extent.

        "Incapacity" means in relation to a Member physical or mental deterioration in health which is bad enough to prevent the Member from following his normal employment, or which seriously impairs his earnings capacity.

        "Index" means the Government's Index of Retail Prices or any other Index agreed for this purpose by the Board of Inland Revenue.

        "Insurer" means the Scottish Equitable Life Assurance Society or Scottish Equitable (Managed Funds) Limited, both acting through a branch or office in the United Kingdom, or any other Authorised Insurer chosen under the provisions of the Scheme.

        "Life Assurance Benefit" means the class of benefit so described in
        Part III.

        "Lump Sum Retirement Benefit" means the total value of all retirement benefits payable in any form other than non-commutable pension under this and any Associated Scheme.

        "Member" means an employee who has been admitted to membership of the Scheme and to whom or to whose Dependants, Dependent Children or Beneficiaries any benefit is actually or prospectively or contingently payable under the Rules. An employee may include a director of a Participating Employer, a former employee or a former director.

        "Normal Retirement Date" means in relation to a Member the date set out in the Appendix.

        "Ordinary Retirement Benefit" means that part of Prospective Retirement Benefit which does not consist of Bonus Credit or Transfer Credit.

        "Other Emoluments" means any emoluments paid to a Member by a Participating Employer other than Basic Salary.

        "Participating Employer" means the Principal Company and any other employer which participates in the Scheme, but does not include any employer which has ceased to participate save in respect of the time before it ceased to participate.



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"Pensionable Service" has the meaning ascribed to it by paragraph 3 of Schedule
16 to the Social Security Act of 1973.

"Policy" means any contract of life assurance or of annuity entered into by the Trustees in connection with the Scheme, and in relation to a particular Member means all such contracts securing benefits for him under the Rules.

"Post-Retirement Dependant's Pension" means the class of benefit so described in Part V.

"Principal Company" means the employer named as the Principal Company in the Declaration of Trust.

"Prospective Retirement Benefit" means in relation to a Member a lump sum or pension payable to a Member upon retirement on the Normal Retirement Date or to the widow or widower or other Dependants of a Member in the event of the death of the Member after such retirement, and its amount on any other date shall be computed according to the Rules upon the assumptions that the Member would have remained in the service of the Company from that date until the Normal Retirement Date without change in the Member's Final Pensionable Salary (as defined in the Appendix).

"Qualifying Service" means Service while a Member, but excluding any period of service which has previously been terminated.

"Relevant Date" means the date of retirement, leaving Pensionable Service or death as the case may be.

"Relevant Scheme" means any other scheme approved or seeking approval under Chapter I of Part XIV of the Act.

"Remuneration" in relation to any year means the following.

As regards a Class A member the aggregate of the total emoluments for the year in question --

(i)   from the Participating Employer;

(ii)  in respect of any Associated Employment or any Connected Scheme;

which are assessable to Income Tax under Schedule E but excluding any amounts which arise from the acquisition or disposal of shares or an interest in shares or a right to acquire shares or anything in respect of which tax is chargeable by virtue of section 148 of the Act. Provided that in arriving at such emoluments there shall be disregarded any emoluments in excess of the permitted maximum as defined in section 590C(2) of the Act.


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        As regards a Class B Member and a Class C Member whose Relevant Date is on or after 17th March 1987 total emoluments from the Participating Employer in the year in question which are assessable to Income Tax under Schedule E but excluding any amounts which arise from the acquisition or disposal of shares or an interest in shares or a right to acquire shares or anything in respect of which tax is chargeable by virtue of section 148 of the Act (payments on termination of employment, etc.).

        As regards a Class C Member whose Relevant Date is on or before 16th March 1987 total emoluments from the Participating Employer in the year in question which are assessable to Income Tax under Schedule E.

        "Retirement Benefit Scheme" means a retirement benefit scheme as defined in Section 611(1) of the Act.

        "Rules" means these Principal Rules, the Appendices thereto and any alterations, amendments, additions or modifications thereto for the time being in force and any Supplementary Rules as may be made from time to time.

        "Scheme" means the scheme established by and named in the Declaration of Trust.

        "Service" means service as follows.

        Class A Member

        Service means service with a Participating Employer and, for the purposes of Rule VII.9, includes all other periods which count in respect of any Associated Employment or any Connected Scheme. A transfer from the service of a Participating Employer into the service of another Participating Employer shall not constitute a break in Service.

        Class B and Class C Members

        Service means service with a Participating Employer. A transfer from the service of a Participating Employer into the service of another Participating Employer shall not constitute a break in Service.

        "Special Director" means a Member who, at any time on or after 17th March 1987 and in the last ten years before the Relevant Date has, in relation to a Participating Employer been both within the definition of a director in section 612(1) and within paragraph (b) of section 417(5) both of the Act.

        "Statement of Benefits" means the statement provided by the Insurer to the Trustees showing the amount(s) of benefit(s) which have accrued or will accrue in respect of each Member or of a particular Member of the Scheme.

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        "Transfer Credit" means any part of the Prospective Retirement Benefit which is purchased or provided for a Member by a Transfer Value received by the Administrator under Rule VII.7, but does not include any other benefit provided for the Member in respect of service to which the Transfer Value relates.

        "Transfer Value" has the meaning assigned to it by Rule VII.7.

        "Transitional Member" means a Member who, irrespective of when he joined the Scheme or when he transferred into the service of a Participating Employer, may be deemed to be a Class B Member or a Class C Member under any transitional arrangements -- all so that Approval of the Scheme is not prejudiced.

        "Trustees" means the trustees under the Declaration of Trust from time to time.

        "Withdrawal Benefit" means any benefit to which a Member may be entitled in terms of Part VI upon ceasing to be in Qualifying Service before the Normal Retirement Date for any reason other than death.

I.2     Admission to Membership

        (a) Those employees of the Participating Employers who are eligible for admission in terms of the Appendix shall be admitted to membership if they apply to the Trustees in a form prescribed by the Trustees and the Trustees accept that application.

        (b) Without the prior consent of the Board of Inland Revenue the Trustees shall not accept an application for membership where the employee is to be treated as a Transitional Member.

        (c) If the Participating Employer is a service company or an investment company, and the employee is a director of the Participating Employer, the Trustees shall not accept the employee's application for membership unless such conditions, if any, as the Board of Inland Revenue may require are satisfied.

I.3     Benefits

        (a) The benefits provided for a Member will, subject to the Rule relating to Evidence of Health, be of one or more of the classes described in Parts II to V inclusive and will be of the amount or amounts specified in the Supplementary Rules. The Trustees will nevertheless have power on the direction of the Principal Company to provide benefits for and in respect of a particular Member in addition to those specified in the Rules.

        Provided that where a person has already received a benefit under the Rules in the form of a cash sum, no additional benefit shall be provided except in the form of pension.

        (b) Nothing in these Principal Rules, and Appendix or in any Supplementary Rules will permit the provision for any Member of benefits exceeding Benefit Limits.




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        (c) With the agreement of the Principal Company, the Trustee may provide benefits under the Scheme for and in respect of any person who is or was in the service of a Participating Employer but who is not a Member. The benefits to be provided for and in respect of such a person need not be the same in type or amount as those provided for Members. However, no such benefit shall exceed the Benefit Limits.

I.4     Surplus

        (a) In the event of there being a surplus in the Fund however arising the Trustees may subject to the following and if the Principal Company consents --

        either (i) retain the surplus in the Scheme to such extent as will not prejudice Approval;

          or (ii) apply the surplus or part of it to provide benefits for or in respect of a Member but not so that Approval will thereby be prejudiced;

        or they may deal with the surplus partly in one way and partly in another; and to the extent that they do not retain or apply the surplus as aforesaid the Trustees shall reduce the contributions of the Participating Employers by the amount of the surplus.

        (b) Where a person has already received a benefit under the Scheme in the form of a cash sum no surplus shall be applied as above for his benefit unless the benefits to be provided thereby are payable in the form of pension; and where a benefit is provided as above it shall be additional to any other benefits provided for the beneficiary under the Scheme.

        (c) Where a valuation carried out in accordance with prescribed principles and fulfilling prescribed requirements discloses that the value of the assets exceeds the value of the liabilities by a percentage which is more than the prescribed maximum, if the steps taken or proposed to be taken by the Trustees as above are not adequate or will not be adequate over the prescribed period to reduce the excess so that it is no more than the prescribed maximum, then the Trustees may in their discretion use any one or more of the permitted ways to reduce the excess so that it is no more than the prescribed maximum; and for the purposes of this section "prescribed" means prescribed by regulations made by the Board of Inland Revenue under Schedule 22 to the Act and "permitted ways" means ways permitted by paragraph 3 of that Schedule or reducing or eliminating the said excess.

I.5     Contributions

        (a) If the Appendix requires a Member to contribute to the Scheme his contributions will be applied as provided in the Appendix.

(b) The balance of the cost, or, if there are no Member's contributions, the whole cost of the Scheme, will be met by the Principal Company which will recover from any other Participating Employers and proportions of the cost which are attributable to the Members who are or have been in their employment. Any Participating Employer may by notice in writing to the Trustees discontinue its contributions to the Scheme and the Trustees shall, as they in their discretion decide, either wind up the Scheme so far as relating to that Participating Employer or reduce the benefits of the Members who are or have been in the service of that Participating Employer to the amounts which have accrued in terms of Rule VI(2)(b) or, if less, the amounts which would have been secured had the Scheme been wound up.

(c) A Member may pay voluntary contributions. However, the Trustees shall not be obliged to accept any voluntary contributions unless --

        (i) in any year commencing on 6th April a Member's total voluntary contributions are not less than the minimum prescribed in regulation 2 of the Pension Schemes (Voluntary Contributions Requirements and Voluntary and Compulsory Membership) Regulations 1987; and

        (ii) the Member gives three months notice to the Trustees of his intention to pay a voluntary contribution or pay voluntary contributions at a specified rate or to vary that rate.

(d) Where a Member pays voluntary contributions, the Trustees shall provide additional benefits for or in respect of the Member. The Trustees shall ensure that the value of the additional benefits is reasonable having regard to the amount of the voluntary contributions. No benefit shall be provided for which there is no Benefit Limit or which would exceed a Benefit Limit. Any retirement benefits so secured must be in the form of non-commutable pension except to the extent to which the provisions of the Scheme allow commutation of trivial pensions or on the grounds of serious ill-health or if payment of voluntary contributions started before 8th April 1987.

(e) The total contributions paid by the Member in a year of assessment to this and any Associated Scheme shall not exceed 15% of his Remuneration for that year in respect of that Service.

(f) If a Member's contributions have to be restricted and it is necessary for the Member's contributions to be reduced (or part of them to be repaid) the Member shall reduce his voluntary contributions first, whether they are payable (or have been paid) under the Scheme or under another scheme.

(g) The provisions for the payment of voluntary contributions shall (notwithstanding anything in the Rules to the contrary) have effect as if the provisions of Part III of Schedule 6 to the Finance Act 1989 concerning the return of surplus funds applied to the Scheme.

        (h) A Member's contributions shall be deducted by the Company so far as possible by weekly or monthly instalments from the payments of his remuneration. The Company shall pay these contributions to the Principal Company who in turn shall pay them to the Trustees.

        (i) The Trustees will hold a Member's voluntary contributions, and any assets derived therefrom, so that they are separately identifiable and isolated from the other assets and liabilities of the Scheme and shall apply them exclusively to provide benefits for and in respect of the Member. No arrangement under Rule VII.12(e) shall result in these segregated voluntary contributions, and any assets derived therefrom, being used for any other purpose unless the Occupational Pensions Board give their written approval thereto.

I.6     Retirement

        (a) A Member may retire on his Normal Retirement Date, or may be treated as having retired previously, or may be treated as having deferred his retirement.

        (b) A Member may retire before Normal Retirement Date if he has attained the age of 50, or before that age if the reason for retirement is Incapacity, and he tells the Trustees in writing that he wishes his retirement benefits to become payable on his retirement.

        Class A Member

        (c) Where a Class A Member is to remain in Service on or after his Normal Retirement Date, he must retire on the earlier to occur of --

        (i)    the date he leaves Service;

        (ii)   the day before the date of his 75th birthday.

        Class B and Class C Members

        (d) Where a Class B Member or Class C Member is to remain in Service on or after his Normal Retirement Date he shall retire on his Normal Retirement Date unless he tells the Trustees in writing before that date that he wishes the payment of his retirement benefits to be deferred and the Principal Company consents to the deferral. Subject to being able to take a lump sum retirement benefit before retiring, as set out in Rule II.7, he must retire on the earliest to occur of --

        (i)    the date he leaves Services;

        (ii) the day before the date of his 75th birthday (or his 70th birthday if Part VI applies to him);

        (iii) the date on which he wishes to have his retirement benefits paid and of which he gives to the Trustees at least one month's written notice.

I.7     Disposal of Death Benefits

        (a) Any benefit arising on the death of a Member which falls to be disposed of under this Rule will, subject to Sub-Rule (b), be paid to or applied for the benefit of any one or more of the deceased Member's Beneficiaries and his legal personal representatives in such shares as the Principal Company in its absolute discretion decides, and for any part of the benefits for which the discretion is not exercised within two years of the Member's death that part will be paid to his legal personal representatives. In the application of the benefit for any one or more of the Beneficiaries it shall, if the Principal Company so directs, be transferred by the Trustees to trustees or a trust corporation to be held upon trust for such Beneficiary or Beneficiaries in such shares and for such interests (being interests which will necessarily vest within the period permitted by the law against perpetuities) as the Principal Company shall direct.

        (b) If there is no Beneficiary in existence at the time of the Member's death, the Trustees shall not be obliged to pay the benefit but may, if they think fit, declare it or part of it not to be payable.

        (c) Any such benefit will be disposed of out of the Scheme as soon as the said discretion is exercised and the Beneficiary to the Trustees' satisfaction proves his title. Any benefit not paid by the second anniversary of the Member's death shall be held outside the Scheme, except that any sum which is applied to secure a pension under Part IV or Part V, without causing any of the Benefit Limits to be exceeded, shall be deemed to have been disposed of out of the Scheme on the date on which it is so applied.

        (d) If a Member to whom Part VI applies dies before the earlier of his Normal Retirement Date and the date of his retirement before Normal Retirement Date, the powers conferred on the Principal Company shall be exercisable by the Trustees.

I.8     Temporary Absence and Secondment

        (a) Subject to the following provisions in this Rule, a Member who is temporarily absent from Service or is seconded to another employer may be treated as remaining in Service.

        (b) If the Member is a female Member who has a right under the Employment Protection (Consolidation) Act 1978 to return to work following pregnancy or confinement, her Service shall be deemed not to have terminated so long as that right subsists.

        (c) A Member's Service, unless it actually terminates, shall be deemed to continue for the first four weeks of absence. Thereafter, subject to Sub-rule (b), a Member's Service shall terminate on the earliest to occur of the following --

         (i) the date the Trustees are told in writing by the Principal Company that the Member's Service is to terminate on;

         (ii) the date when there is no definite expectation of the Member's return to Service and the Member is absent other than because of ill-health or Incapacity;

         (iii) the date when the Member has been absent for three years (or such longer period as the Board of Inland Revenue may allow);


         (iv) the date the Member becomes a member of another approved retirement benefit scheme or approved personal pension scheme in respect of service with a Participating Employer (except a scheme which is to top up benefits under this Scheme);

         (v) if the Participating Company is not resident for tax purposes in the United Kingdom, the date the Member is transferred to duties abroad in such circumstances that his earnings cease to be effectively chargeable under Case I or II of Schedule E set out in Part V of the Act.

                 Where a Member is sent abroad in circumstances which cannot be regarded as secondment to serve with non-resident companies in a group of which the parent company is resident in the United Kingdom, but the parent company retains control over the movements of the Member within the group (i.e. remains in a position to recall him or direct him elsewhere), the Member's Service shall be terminated if the Board of Inland Revenue give their prior approval and the non-resident companies reimburse the United Kingdom company for the employer's contributions under the Scheme except where the Board of Inland Revenue agree otherwise.

                 (d) After the first four weeks' absence, and subject to Sub-rule (b), the Principal Company may tell the Trustees that any service while a Member is absent from work shall not count as Qualifying Service or Pensionable Service.

                 Provided that the Principal Company may tell the Trustees that death in Service benefits and/or additional benefits may be provided while the Member is absent from work.

I.9              Accounts and Annual Reports

                 The Trustees will prepare annual accounts of the Scheme and have them audited by a person who is qualified by law to act as auditor of a company but who is not a Member, Participating Employer or Trustee or an employee or director of a Participating Employer or Trustee.


I.10             Member's Option to Stop Active Membership

                 (a) While in Qualifying Service a Member may give notice to the Company that his Qualifying Service and Pensionable Service is to stop.

        (b) Any such notice shall be given in writing and shall specify the date on which Qualifying Service and Pensionable Service is to stop, but that date shall not be earlier than the date on which the notice is received by the Company.

        (c) A Company which has been given such a notice shall tell the Trustees forthwith of the date on which Qualifying Service and Pensionable Service stops.

        (d) If the Principal Company and the Member agree, the Member may again be treated as being in Qualifying Service and Pensionable Service.

                                    PART II

                              RETIREMENT PENSIONS

II.1   Retirement Pensions

       The class of benefit described in this Part will be known as Retirement Pension and will consist of a pension which will become payable to the Member if he retires on the Normal Retirement Date.

II.2   Early Retirement

       If a member for whom a Retirement Pension is provided retires before the Normal Retirement Date he will receive a reduced pension called an Early Retirement Pension. The amount of the Early Retirement Pension will, subject to the Benefit Limit, be the amount of the deferred pension to which he would have been entitled as if he had ceased to be in Qualifying Service otherwise than by retirement, reduced in accordance with his age at retirement, but it will not be less than such amount as is certified as reasonable by an Actuary. The Trustees must be reasonably satisfied that on the date when the pension is or becomes payable the value of the benefit equals or exceeds the value of the benefits which have accrued to or in respect of the Member. The Trustees may, however, on the direction of the Principal Company provide an Early Retirement Pension of a larger amount, so long as the Benefit Limit is not exceeded.

II.3   Late Retirement

       If a Member for whom a Retirement Pension is provided is retained in Qualifying Service after the Normal Retirement Date he will receive on retirement an increased pension called a Late Retirement Pension. The amount of the Late Retirement Pension will, subject to the Benefit Limit, be the amount of the Retirement Pension, increased in accordance with the Member's age at retirement. It will not be less than such amount as is certified as reasonable by an Actuary and the Trustees must be reasonably satisfied that on the date when the pension is or becomes payable the value of the benefit equals or exceeds the value of the benefits which have accrued to or in respect of the Member.

       However, for any Member, benefits may be paid at a different date to the extent necessary to comply with any Department of Social Security requirements.

II.4   Payment of Pension

       (a) A Retirement Pension or an Early or Late Retirement Pension will be payable in arrear by monthly instalments of as nearly as possible equal amount, commencing one month after the date of retirement and continuing on the same date in each subsequent month (but not later than the 28th day of the month) during the lifetime of the Member, the last instalment being payable on the due date immediately following with the date of the Member's death.

       (b) The Trustees may, however, arrange either for a pension to be paid monthly on such other date as is convenient or for the pension to be paid at approximately equal intervals longer than one month but not longer than one year, as the Trustees think fit.

II.5   Death of Member

       After Normal Retirement Date but before Retirement

       (a) If a Member for whom a Retirement Pension is provided dies while in Qualifying Service after the Normal Retirement Date without having retired he will be deemed for the purpose of paragraph (b) of this Rule to have retired on the day before his death. If the Principal Company so directs and the effect is to increase the amount of the benefit payable the Trustees shall also deem that the Member had exercised any right which he would have had on such retirement to commute all or part of his pension for a cash sum.

       After Retirement

       (b) If a Member who is receiving a pension under this Part dies after retirement (whether before on or after the Normal Retirement Date) but before the fifth anniversary of his retirement there will be payable at the date of his death a lump sum equal to the value at that date of the instalments of pension which would have fallen due after that date if his pension had continued until the day before the said fifth anniversary.

       (c) Any such lump sum will be disposed of in terms of Rule I.7.

II.6   Optional Dependant's Pension

       (a) Subject to the Benefit Limit a Member for whom a Retirement Pension is being provided may, by giving notice to the Trustees at least one month before his retirement, elect to surrender a part of his pension in order to provide a pension for a named Dependant of his. Such a surrender will have no effect if the Member retires before the Normal Retirement Date or the Member or his Dependant dies before the date of the Member's retirement, but if after the Member's retirement the Dependant predeceases him the Member will be entitled only to the unsurrendered part of his pension. An election to surrender may not be revoked after the Member has retired.

       (b) With the consent of the Trustees a Member may exercise this option on retirement before the Normal Retirement Date but he may be required to produce evidence satisfactory to the Trustees of his good health.

       (c) A Dependant's Pension under this Rule will become payable and be paid in the same events and the same way as a Post-Retirement Dependant's Pension under Part V.

II.7   Commutation of Pension

       (a) Subject to the Benefit Limits the Member may tell the Trustees in writing before his date of retirement the amount of lump sum retirement benefit he wishes. The Trustees shall then commute all or part of his Retirement Pension to provide a lump sum retirement benefit. The rate of commutation shall be that which the Actuary tells the Trustees is reasonable. The rate of commutation shall not be such as to prejudice Approval of the Scheme.

       (b) A lump sum retirement benefit under Sub-rule (a) shall in the case of a Class A Member be paid on the date of retirement. Where a Class B Member or Class C Member retires late in terms of Rule I.6 he may tell the Trustees in writing the lump sum retirement benefit he wishes and the date of payment, being a date on or after Normal Retirement Date and on or before the date he is deemed to retire in terms of Rule I.6, and the Trustees shall then realise such part of the Member's Account as is necessary to provide that benefit on that date. The Member shall not then be entitled to any further lump sum retirement benefit.

                                    PART III

                            LIFE ASSURANCE BENEFITS



III.1  Life Assurance Benefit

       The class of benefit described in this Part will be known as Life Assurance Benefit and will consist of a cash sum which will become payable in the event of the death of the Member in Qualifying Service before the Normal Retirement Date.

III.2  Early Retirement

       If a Member retires before the Normal Retirement Date the benefit will cease on the date of retirement and will not be payable if he dies on or after that date.

III.3  Late Retirement

       Although a Member for whom Life Assurance Benefit is provided is retained in Service after the Normal Retirement Date, the benefit will cease on the Normal Retirement Date and will not be payable if he dies on or after that Date.

III.4  Payment of Life Assurance Benefit

       Any benefit arising under this Part will be disposed of in terms of Rule I.7.

                                    PART IV

                      DEPENDANT'S DEATH IN SERVICE PENSION


IV.1   Dependant's Death in Service Pension

       (a) The class of benefit described in this Part will be known as Dependant's Death in Service Pension and will consist of a pension which will become payable to a Dependant of the Member in the event of the death of the Member in Qualifying Service before the Normal Retirement Date survived by the Dependant. The Dependant to whom such a pension is to be payable will be the widow or widower of the Member unless the pension is provided by the Trustees on the direction of the Principal Company and at the time the direction is given the Member requests and the Principal Company agrees that the pension shall be payable to some other existing Dependant of the Member.

       (b) So long as the Benefit Limit is not exceeded (in particular, the restriction on the sum total of pension benefits provided for all Dependants), the Principal Company may if it thinks fit provide Dependant's Death in Service Pensions payable to two or more Dependants of the same Member.

IV.2   Dependent Children's Pension

       (a) If a Dependant's Death in Service Pension is provided and the Dependant is the spouse of the Member, a Dependent Children's Pension of the same amount will be provided for the Member in addition. A Dependent Children's Pension will also be provided for a Member who is a widow or widower or is unmarried and who has one or more Dependent Children if a Dependant's Death in Service Pension would have been provided had the Member been married. One Dependent Children's Pension only will be provided whether there is one Dependent Child or more.

       (b) A Dependent Children's Pension will become payable

       (i)   on the death of the Member if he leaves no widow or widower, or

       (ii)  on the death of the Member's widow or widower,

       and will be payable so long as there is a Dependent Child of the Member.

       (c) In exceptional circumstances the Trustees may on the direction of the Principal Company (i) where a Dependant's Death in Service Pension is to be payable to a Dependant of a Member, who is not the Member's spouse, provide a Dependent Children's Pension on the same basis as if the Dependant was a spouse or (ii) arrange that in relation to any Dependent Children's Pension, some only of the Member's Dependent Children shall be regarded as his/her children, and that the remaining Dependent Children shall be regarded as Dependent Children of the Member in relation to a separate Dependent Children's Pension, or (iii) where a Dependant's Death in Service Pension is not provided for a Member, provide a Dependent Children's Pension as if the Member were a Member for whom such a Dependant's Death-in-Service Pension had been provided but whose marriage had been dissolved.

IV.3   Early Retirement

       If a Member for whom a Dependant's Death in Service Pension of this class is provided retires before the Normal Retirement Date this benefit will cease to be provided as from the date of retirement and will not be payable if he dies on or after that date.

IV.4   Late Retirement

       Although a Member for whom a Dependant's Death in Service Pension of this class is provided is retained in Service after the Normal Retirement Date, the benefit will cease on the Normal Retirement Date and will not be payable if he dies on or after that Date.

IV.5   Payment of Pension

       (a) A Dependant's Death in Service Pension under this Rule will be payable in arrear by monthly instalments of as nearly as possible equal amount, commencing two months after the date of the Member's death and continuing on the said date in each subsequent month (but not later than the 28th day of the month) during the lifetime of the Dependant, the last instalment being payable on the due date immediately following the date of the Dependant's death.

       (b) The Trustees may, however, arrange either for a pension to be paid monthly on such other date as is convenient, or for the pension to be paid in arrear at approximately equal intervals, longer than one month but not longer than one year, as the Trustees think fit.

       (c) A Dependent Children's Pension will be paid in a similar manner to any trustee for the children, or to any person having the legal or actual custody of the children or the legal conduct of their affairs and the receipt of any such person shall be a full and sufficient discharge. Where a Dependent Children's Pension becomes payable on the death of a Member's widow or widower, it will commence two months after the due date of the last instalment of pension falling due in the lifetime of the widow or widower.

                                     PART V

                      POST-RETIREMENT DEPENDANT'S PENSIONS

V.1 (a) The class of benefit described in this Part will be known as Post-Retirement Dependant's Pension and will consist of a pension which will subject to this Rule become payable to a Dependant of the Member in the event of the Member's retiring on the Normal Retirement Date and then dying, leaving the Dependant surviving him. The Dependant to whom such a pension is to be payable will be the widow or widower of the Member unless the pension is provided by the Trustees on the direction of the Principal Company and at the time the direction is given the Member requests and the Principal Company agrees that the pension shall be payable to some other Dependant of the Member.

        (b)  The date on which a pension is provided will be --

        (i) if the provision of the pension is required and its amount is prescribed by any Rule, the date on which the Member joined the Scheme or otherwise became subject to the Rule in question, or the later date of his marriage or remarriage whether or not he was a Member or in Service on that later date;

        (ii) in any other case, the date on which the provision of the pension is directed by the Principal Company, and if there is more than one such direction the amount of pension provided by reason of each direction will be provided on the date on which the direction in question is given.

        (c) So long as the Benefit Limit is not exceeded (in particular, the restriction on the sum total of pension benefits provided for all Dependants), the Principal Company may if it thinks fit, provide Post-Retirement Dependant's Pensions payable to two or more Dependants of the same Member.

V.2     Dependent Children's Pension

        (a) If a Post-Retirement Dependant's Pension is provided and the Dependant is the spouse of the Member, a Dependent Children's Pension of the same amount will be provided for the Member in addition. A Dependent Children's Pension will also be provided for a Member who is a widow or widower or is unmarried and who has one or more Dependent Children if a Post-Retirement Dependant's Pension would have been provided had the Member been married. One Dependent Children's Pension only will be provided whether there is one Dependent Child or more.

        (b) If the Member retires on the Normal Retirement Date a Dependent Children's Pension will become payable if there is a Dependent Child of the Member in existence --

        (i) if the Member does not leave a widow or widower, one month after the due date of the last payment of the Member's Retirement Pension;

        (ii) if the Member leaves a widow or widower, one month after the due date of the last payment of the pension payable to the widow or widower;

        and will continue to be payable in the same way as a Post-Retirement Dependant's Pension so long as there is a Dependent Child of the Member.

        (c) In exceptional circumstances the Trustees may on the direction of the Principal Company (i) where a Post-Retirement Dependant's Pension is to be payable to a Dependant of a Member, who is not the Member's spouse, provide a Dependant Children's Pension on the same basis as if the Dependant was the spouse, and (ii) arrange that in relation to any Dependent Children's pension, some only of the Member's Dependent Children shall be regarded as his/her children, and that the remaining Dependent Children shall be regarded as Dependent Children of the Member in relation to a separate Dependent Children's Pension.

V.3     Early Retirement

        Subject to Rule V.5, if a Member for whom benefit is provided under this Part retires before the Normal Retirement Date the Post-Retirement Dependant's Pension and Dependent Children's pension, if any, will become payable on the Member's subsequent death in the same events and in the same way as though he/she had retired on the Normal Retirement Date. Their amounts will be either based on the Member's Early Retirement Pension or, as the case may be, actuarially reduced in the same manner as an Early Retirement Pension.

V.4     Late Retirement

        Subject to Rule V.5, if a Member for whom benefit is provided under this
        Part is retained in Service after the Normal Retirement Date and dies on or after that date the Post-Retirement Dependant's Pension will become payable as if he had retired immediately before his death.

V.5     Value of benefits at retirement

        The Trustees must be reasonably satisfied that on the date when the benefit under Rules V.3 and V.4 is or becomes payable the value of the benefit equals or exceeds the value of the benefits which have accrued to or in respect of the Member for the Dependant(s).

V.6     Payment of Pension

        (a) A Post-Retirement Dependant's Pension will be payable to the Dependant in ARREAR by monthly instalments of as nearly as possible equal amount, commencing on the date specified in this Part of the Rules and continuing on the same date in each subsequent month (but not later than the 28th day of each month) during the lifetime of the Dependant, the last instalment being payable on the due date immediately following the date of the Dependant's death.

        (b) The Trustees may, however, arrange either for a pension to be paid monthly on such other date as is convenient, or for the pension to be paid at approximately equal intervals, longer than one month but not longer than one year, as the Trustees think fit. If any other pension is payable to the Dependant from the Scheme the Trustees may adjust the dates of payments of the pensions so that they coincide.

        (c) A Dependent Children's Pension will be paid in a similar manner to any trustee for the children or to any person having the legal or actual custody of the children or the legal conduct of their affairs and the receipt of any such person shall be a full and sufficient discharge.

                                   PART VI

                      CEASING TO BE A QUALIFIED EMPLOYEE


VI.1    Entitlement to Withdrawal Benefit

        (a) A Member who before the Normal Retirement Date ceases to be in Pensionable Service for any reason other than death or retirement shall be entitled to Withdrawal Benefit.

        (b) If a Member ceases to be in Qualifying Service and after an interval re-enters Qualifying Service, and either --

        (i)     the interval did not exceed one month; or

        (ii) the Scheme is a Centralised Scheme and before the Member ceased to be in Qualifying Service he had been in Qualifying Service for two years, whether continuously or not; or

        (iii) the interval corresponds to the Member's absence wholly or partly because of pregnancy or confinement, the Member is a woman who returns to work after an absence for pregnancy or confinement in exercise of a right under Section 45(1) of the Employment Protection (Consolidation) Act 1978 and the Member returns to Pensionable Service no later than one month after returning to work; or

        (iv) the interval corresponds to the Member's absence from work in furtherance of a "trade dispute" as defined in section 19(2)(b) of the Social Security Act 1975;

        then for the purpose of determining the Member's entitlement to any benefit in respect of Service thereafter the interval will be ignored and the Member will be treated as if the earlier period of Service had immediately preceded the later period.

VI.2    Calculation of Withdrawal Benefit

        (a) Subject to the Benefit Limits the amount of the Withdrawal Benefit granted in the form of Retirement Pension and Post-Retirement Dependant's Pension will be the amount which by Sub-rule (b) of this Rule is deemed to have accrued at the date on which the Member ceased to be in Pensionable Service, with the addition of the full amount of any Transfer Credit, provided however that the amount of the Withdrawal Benefit will not exceed the amount of the Prospective Retirement Benefit on the date of ceasing to be in Service.

        (b) The amount which is deemed to have so accrued shall be the total of --

        (i) an amount of Ordinary Retirement Benefit computed according to the Supplementary Rules; and

        (ii) the portion of each Bonus Credit which has accrued up to the date of ceasing to be in Pensionable Service upon the basis that a Bonus Credit accrues by equal amounts from month to month from the date on which it is provided until the Normal Retirement Date; and

        (iii) the amount of the Paid-up Retirement Pension secured by a Member's voluntary contributions under Rule I.5.

VI.3    Early or Late Retirement

        A Member who is entitled to or is granted any Withdrawal Benefit, and who is subsequently treated as retiring before or after the Normal Retirement Date in terms of Rule I.7 shall be entitled to the benefits appropriate to early retirement or to late retirement as the case may be but those benefits shall be calculated by reference to the amount of the Withdrawal Benefit. The Trustees must be reasonably satisfied that on the date when the pension is or becomes payable the value of the benefit equals or exceeds the value of the benefits which have accrued to or in respect of the Member.

VI.4    Widow's/Widower's Benefit on Death before Normal Retirement Date

        If a Member dies after retiring or otherwise ceasing to be in Qualifying Service but before the Normal Retirement Date and leaves a widow or widower, a Dependant's Death in Service Pension shall be provided for that Widow/Widower under Part IV whether or not he/she was his/her spouse when he/she ceased to be in Qualifying Service.

VI.5    Leaving Service Option

        As an alternative to providing under the Scheme Withdrawal Benefits in terms of Rule VI.2 the Trustees shall, if the Member so requests in writing at the date he ceases to be in Pensionable Service or at any time thereafter, purchase a life assurance policy and/or annuity contract in the name of that Member from any Authorised Insurer of the Member's choice, provided that -

        (i) the policy or contract states in monetary terms the maximum extent to which benefits may be taken in lump sum form on death or at Normal Retirement Date;

        (ii) the policy or contract contains provisions prohibiting its assignment or surrender, except a surrender within the terms permitted by regulations made under Section 52(C) of the Social Security Pensions Act 1975, and either specifies the dates on which the period or periods of service which gave rise to the benefits began and ended or specifies whether that service was service in respect of which the Scheme conforms to the appropriate extent with the preservation requirements of Part II of the Social Security Act 1973;

        (iii) the rights to be conferred on the beneficiary (which may include rights formerly vested in the Trustees) will be on terms which are consistent with the terms which applied under the Scheme to his benefits at the date of termination.

        (iv) the policy or contract may be written under trust with discretion to the trustees appointed for the purpose in relation to any lump sum payable on the death of the Member. If not so dealt with, any such lump sum shall be payable to the Member's legal personal representatives.

        On the delivery of the policy or contract to the Member his entitlement to benefits from the Scheme and those of his spouse and Dependants shall be extinguished and, he shall cease for all purposes to be a Member of the Scheme.

VI.6    Revaluation of Withdrawal Benefits

        The amount of the Withdrawal Benefits in respect of a Member to whom this Rule applies shall be increased during the period starting with the day after his Pensionable Service stops and ending with his Normal Retirement Date as set out in Part I of Schedule 1A to the Social Security Pensions Act 1975:

        Provided that B and C in the formula set out in paragraph 2(2) of
        Schedule 1A shall both be calculated to the nearest whole month.

VI.7    Statutory Right

        A Member who has a right to a cash equivalent under Part II of Schedule 1A to the Social Security Pensions Act 1975 may exercise the option conferred by paragraph 13(2) of that Schedule and the Trustees must then act in terms of that Schedule to transfer the Member's cash equivalent.

        Provided that -

        (i) where a transfer is made to a personal pension scheme the provisions of Rule VII.8(d) shall apply here too; and

        (ii) any annuity arising from a transfer must satisfy the Inland Revenue's requirement for Approval.

VI.8    Compulsory Buy-out

        The Trustees may without the consent of a Member secure the benefits for and in respect of the Member under an insurance policy or annuity contract where the provisions of Regulation 9 of The Occupational Pension Schemes (Preservation of Benefit) Regulations 1991 apply. When the benefits have been so secured no further benefit shall be payable under the Scheme for and in respect of the Member.

VI.9    Alternative Benefits

        With the Member's consent, the Trustees may secure the benefits for and in respect of a Member who has left Pensionable Service by any one or more of the means set out in Rule VII.12 (g) and (h). Subject to the Benefit Limits the benefits thereafter provided may differ in type and/or amount from the benefits due under the Scheme.

                                    PART VII

                              ADMINISTRATION, ETC.


VII.1   Investment and Rules

        (a) The trustees shall invest all contributions to and assets of the Scheme in effecting and maintaining with the Insurer annuity or assurance policies or contracts. Subject to the Rules the Trustees may vary and replace any of the policies or contracts, and may place money on current or deposit account with any bank or building society in the United Kingdom where convenient. However, the Trustees shall be under no liability for any loss suffered or alleged to be suffered as a result of the selection of the Insurer or of the policies or contracts or of anything done or not done in terms of any policy or contract with the Insurer.

        (b) The Trustees and the Principal Company may from time to time make additional rules (hereinafter called "Supplementary Rules") and may make different Supplementary Rules for different Members or groups of Members. They may also from time to time alter, amend, add to or revoke these Rules or any Appendices or any Supplementary Rules or any of them. If there is any conflict between any Appendices, any Supplementary Rules and the Rules (other than Rule VII.8) the Appendices, the Supplementary Rules shall prevail and shall be construed as amending the Rules to that extent. No Appendices, Supplementary Rules and/or alteration, amendment, addition or revocation to the Rules shall be made which would prejudice Approval, or without the written consent of the Member which would adversely affect the rights to any benefits already accrued in respect of any Member, except something which is done so that the Rules will conform to the details of the Scheme referred to in the Declaration of Trust or to secure Approval. Any Appendix, Supplementary Rule and any alteration, amendment, addition or revocation to the Rules shall come into effect if subscribed by the Trustees and by the Principal Company and may provide that they or it shall come into effect as from a date earlier or later than the date of subscription.

VII.2   Admission of Employers to Participation

        An employer which is associated in business with the Principal Company may participate in the Scheme provided all the following conditions are met.

        (i) The Board of Inland Revenue shall be told in writing of the employer's proposed participation before that participation is effected.

        (ii) Approval of the Scheme will not be prejudiced by the employer's participation.

        (iii) The employer agrees in writing to participate in the Scheme and to be bound by the provisions of the Scheme.

        (iv) The Principal Company agrees in writing to the employer's participation in the Scheme.

VII.3   Appointment and Removal of Trustees

        (a) The Principal Company may remove a Trustee from office as a trustee of the Scheme. The removal must be made in writing and cannot result in there being no Trustee left.

        (b) The Principal Company may appoint a new trustee to the Scheme. The appointment must be made in writing.

        (c) A Trustee may resign as a trustee of the Scheme. The resignation must be made in writing to the Principal Company. The resignation shall not take effect before the Principal Company receives the written resignation. A Trustee cannot resign unless there is at least one other Trustee left.

        (d) A Trustee who was an employee of a Participating Employer when he was appointed a trustee of the Scheme shall stop being a Trustee on the earlier of --

            (i) the date he leaves the employment of the Participating Employer if there is at least one other Trustee left; and

            (ii) after he leaves the employment of the Participating Employer, the first date on which a new trustee of the Scheme is appointed.

VII.4   Exercise of Powers etc.

        (a) Anything which in terms of the Rules is required or permitted to be done by a Participating Employer may be done --

            (i) in the case of a corporate body by the directors or governing body thereof; or

            (ii) in the case of a partnership by the partners or a majority of them; or

            (iii) in the case of an individual by his subscribing a note or memorandum as described in paragraph (c) of this Rule.

        (b) Anything required or permitted to be done by the Trustees may be done by a resolution passed by a majority of those voting at a meeting of Trustees, or set down in writing and assented to by a majority of the Trustees after having been circulated to all of them. The Trustees shall appoint a chairman and he, or in his absence, a chairman appointed for the duration of the meeting, shall take the chair at any meeting and in the event of an equality of votes shall have a second or casting vote. A Trustee which is a corporate body may be represented at any such meeting by one of its directors or its secretary or by any person appointed by it for the purpose who shall at that meeting have the same powers as an individual Trustee. At any meeting of the Trustees a majority shall be a quorum.

        (c) Where anything has been resolved or determined or otherwise done by any Participating Employer or the Trustees or any of them a note or memorandum thereof signed (i) in the case of a corporate body by a director or the secretary thereof, or (ii) in the case of a partnership by any partner or (iii) in the case of an individual by himself or (iv) in the case of the Trustees by any one of them or by a director or the secretary of a Trustee which is a corporate body or (v) in any case by a person duly authorised so to sign, shall be conclusive evidence of its contents in a question with persons dealing with the Trustees. Where anything done by the Trustees requires the concurrence of the Principal Company or vice versa and the Principal Company is itself a Trustee, a signature on its behalf affixed to such a note or memorandum shall be deemed to be affixed in both its capacities.

        (d) The Trustees may from time to time engage and remunerate Actuaries, solicitors, accountants, brokers, investment advisors or such other advisors as they consider necessary or desirable in connection with the Scheme. Further, the Trustees may, in writing, make such other arrangements for the administration of the Scheme, including the giving of receipts, discharges and mandates, the making of proposals for annuity or assurance policies or contracts and the operation or variation of any such policies or contracts as they consider necessary or desirable.

        (e) A Trustee or any firm or corporate body of which he is a partner or employee may, with the written consent of the Principal Company, be remunerated in respect of his service or those of the firm or corporate body. Any such remuneration payable may be kept for the payee's own beneficial use.

        (f) The Trustees shall have the whole rights, powers, privileges and immunities conferred by law. Notwithstanding, the Trustees shall not incur any personal liability whatsoever for any act or omission --

        (i)    which is not wilful, criminal or negligent; or

        (ii)   which follows professional advice; or

        (iii) which follows advice or information given by a Participating Employer.

        (g) The Trustees shall only be liable to account for contributions to the Scheme which are actually received by them and for the benefits actually secured by those contributions. No Trustee shall incur any personal liability through any failure of the Trustees to sue for or recover any contribution or cost payable by a Participating Employer or for any sum for which a Participating Employer is accountable to the Trustees in respect of Members' contributions paid to that Employer or deducted from the remuneration of Members.

VII.5   Miscellaneous Provisions

        (a) Benefits non-assignable. No person entitled to benefit from the Scheme may assign or charge in any way his beneficial interest under the Scheme. If any person shall attempt to do so or shall suffer any act or thing (otherwise than the exercise of any option under the Rules), whereby by operation of law or otherwise a benefit if belonging to him absolutely would be payable wholly or in part to some other person such benefits shall be forfeited. Without prejudice to the following while any person entitled to benefit from the Scheme is bankrupt, such benefit shall not pass to any trustee in bankruptcy and/or any creditor of that person and/or anybody acting on behalf of the creditors of that person. However, the Trustees may on the direction of the Principal Company apply the Member's benefits for the maintenance or personal support of the person whose benefit has been forfeited and his Dependants and Dependent Children or any one or more of them in such manner as the Principal Company in its absolute discretion thinks fit provided always that no payment shall be made to or for the benefit of a purported assignee.

        (b) Incapacity of beneficiary. If in the opinion of the Principal Company any person entitled to benefit from the Scheme has become incapable of managing his own affairs, the Principal Company may in its discretion tell the Trustees in writing to pay or apply his benefits in such manner as the Trustees may deem best for his benefit or that of his Dependants or any of them.

        (c) Failure to claim. If any person who is entitled to a payment under the Scheme fails to claim such payment (or, if such person is a child, no claim is made on behalf of such child) within six years of the due date of such payment, then such person shall cease to have any claim for such payment.

        (d) Evidence and information. The Trustees may require any Member, Dependant, Dependent Child or Beneficiary to produce such evidence and information of a personal nature as they may from time to time reasonably require for the purposes of the Scheme. If such evidence or information is not produced, or if the evidence or information produced is not satisfactory to the Trustees, the Trustees may withhold any benefit in relation to which the evidence or information was required until such time as satisfactory evidence or information is produced.

        (e) Evidence of health. The Trustees may require any person on whose death in service a benefit may become payable to produce such evidence of health or to satisfy such requirements as they deem necessary and, if that evidence is not produced, or if the evidence produced is not satisfactory to the Trustees, or if the requirements are not satisfied, the amount of benefit in respect of which the evidence was required or the requirements had to be satisfied shall not be payable or shall be payable subject to such special terms and conditions as the Trustees may decide.

        (f) War service. The Trustees may restrict the amount of any benefit payable on the death of a Member in service where his death occurs directly or indirectly as a result of war (whether war be declared or not) or where he dies while a whole time member of the armed forces or of any organisation engaged in national service of any country.

(g) Aggregation of benefits. For the purpose of ascertaining the aggregate benefits to which any person may be entitled under the Scheme any benefits to which that person is entitled by right of his own membership shall be treated separately from any benefits to which he is entitled by right of the membership of some other person.

(h) Liability for duties and taxes. Where in consequence of making a payment under the Scheme the Trustees or any other payer will incur a liability for a duty or tax, they may deduct the amount of the duty of tax from the payment; and where a payment is made without such a deduction, the payee shall be obliged to repay the amount of the duty or tax if within six months of making the payment the Trustees or payor so demand.

(i) Interest. Where contributions are repaid with interest on the death of a Member or on the termination of a Member's Pensionable Service, the amount of interest shall be that amount which the Actuary recommends to the Trustees as being reasonable.

(j) Benefits in Sterling. All benefits and contributions under the Scheme shall be payable in Sterling; and if a Member's emoluments are payable in another currency, then for the purpose of determining their amount on any date at which a calculation of his emoluments is to be made for the purposes of the Scheme they shall be converted into Sterling at the rate of exchange obtainable by the Principal Company from its bankers at that date.

(k) Termination of employment. Nothing contained in the Rules shall restrict in any way the right of a Company to terminate the employment of a Member.

(l) Claiming against Members. All benefits and refunds of contributions payable or prospectively payable in respect of a Member stand charged and are subject to reduction on account of all debts due by the Member to a Company as a result of any criminal, negligent or fraudulent act or omission by the Member. The Trustees shall, if told to do so by the Principal Company in writing, deduct from the amount of the benefit and/or the refund of contributions a sum of money not exceeding in all the amount of the debt and shall account therefor to the Company.

The amount of any deduction shall not, without the Member's written agreement, exceed the actuarial value at the time of the benefits and refund of contributions payable, or prospectively payable, for and in respect of the Member (other than any Transfer Benefits under Rule VII.7). The Member shall be entitled to a certificate from the Trustees showing the amount of the deduction, the amount of benefits and/or refund of contributions before the deduction and then the remaining balance.

A deduction by the Trustees shall not have effect until the Member agrees to the existence and amount of the debt failing which the debt has become enforceable under an order of a competent court or the award of an arbitrator or in Scotland an arbiter to be appointed (failing agreement between the parties) by the Sheriff.

VII.6   Transfer of Assets To the Scheme

        (a) Subject to the Benefit Limits and the provisions of this Rule where a Member has an interest in another retirement benefits scheme or a personal pension scheme or an arrangement which is approved under
        Section 620 of the Act (hereinafter called the "Transferring Scheme") the Trustees may accept from the trustees or managers of the Transferring Scheme a transfer of such assets as represent that interest and the interests, if any, of the Member's Dependants or such part of those assets as the trustees or managers of the Transferring Scheme are empowered to transfer (the "Transfer Value"). In return for accepting the Transfer Value, the Trustees shall provide "Transfer Benefits" for and in respect of the Member. The type and amount of the Transfer Benefits shall be arranged with the Member and shall not exceed any Benefit Limit.

        (b) The Transfer Benefits may take the form of one or more of the following.

                (i)    They may be a specified amount.

                (ii) They may be the proceeds of an insurance policy or annuity contract effected by the Trustees and to which the value of the assets transferred has been paid.

                (iii) The Trustees may count all or part of the service which counted towards pension under the Transferring Scheme as service for the Member's pension under these Rules.

        However, before accepting a transfer, the Trustees shall ask the trustees or managers of the Transferring Scheme if there is any restriction on the amount of lump sum retirement benefit and/or date at which retirement benefits can be paid in respect of the assets to be transferred. On being told in writing of such a restriction, the Trustees shall comply with that restriction.

        (c) Where the Trustees have accepted a Transfer Value in accordance with Sub-rule (a) --

                (i) such part and such part only of the Transfer Value as is certified by the trustees or managers of the Transferring Scheme as attributable to the contributions paid by the Member under the Transferring Scheme shall be treated as a contribution paid by the Member under the Scheme and if at any time Part VI applies to the Member any rights to, and restrictions on, a refund of those contributions which would have applied on leaving service at that time under the Transferring Scheme (other than a restriction which the Board of Inland Revenue have announced publicly need no longer apply) shall apply under the Scheme; and

                (ii) the Trustees shall comply with the terms of any undertaking given by them to the Board of Inland Revenue in connection with the acceptance of such transfers.

        (d) If any benefits for or in respect of a Member derived from a retirement benefits scheme are insured with an Authorised Insurer under an insurance policy or annuity contract which does not form part of the assets of that scheme (being either the property of the Member or a policy or contract under which the rights to benefit are enforceable against the Authorised Insurer), then at the request of the Member and subject to the Authorised Insurer certifying to the Trustees the maximum amount which can be paid out in lump sum form and providing details of the amount represented by the Member's own contributions, and any restrictions on the return of such contributions to the Member, the Trustees may accept direct from the Authorised Insurer a transfer of so much of the value of the policy or contract as the Authorised Insurer is willing to transfer in respect of the Member and, if appropriate, his Dependants; and if the Trustees do so, they shall arrange with the Member to provide benefits for or in respect of him as if the sum received were a transfer from the said retirement benefits scheme.

        (e) If the Scheme is not approved in terms of the Act within two years of the Commencing Date (or such longer period as may be agreed by the Board of Inland Revenue) any Transfer Value received shall be paid to an Authorised Insurer to be applied to purchase immediate or deferred annuities, as the case may require, upon the lives of the Members in respect of whom they are made, which annuities shall have the same provisions as are set out in Rule VI.5.

VII.7  Transfer of Assets From the Scheme

        (a) Subject to the Benefit Limits, the provisions of this Rule and Rule VI.6, if the Member so requests, the Trustees may transfer to the trustees or managers of the Receiving Scheme such part of the assets held by the Trustees for the purposes of the Scheme as represents the Member's interest and the interests, if any, of his Dependants; and if they do so, he shall cease to be a Member.


        (b) To qualify as a Receiving Scheme for the purposes of Sub-rule (a) a scheme must be --

             (i) approved under Chapter I of Part XIV of the Act and the Member has become a member of the scheme; or

             (ii)   approved under Chapter IV of Part XIV of the Act; or

             (iii) specifically approved for the purposes of this Rule by the Board of Inland Revenue.

        (c) Before making a transfer in accordance with Sub-rule (a) the Trustees shall --

             (i) ascertain, where applicable, from the trustees or managers of the Receiving Scheme the Chapter, Part and Act under which it is approved by the Board of Inland Revenue;

             (ii) refer to the Board of Inland Revenue for approval of the transfer where the Trustees have given an undertaking to do so and the transfer is of the description to which the undertaking applies;

               (iii) arrange with the Member and the trustees or managers of the Receiving Scheme the benefits which are to be provided by the Receiving Scheme as a consequence of the transfer; and

               (iv) unless the transfer is to a personal pension scheme, certify to the trustees or managers of the Receiving Scheme the amount of that part of the transfer payment which is attributable to contributions paid by the Member and arrange with them that no greater part is to be treated under the Receiving Scheme as a contribution paid by the Member and that in the event no greater part of the transfer payment will be returned to the Member in his lifetime than would have been returned in the same event under the Scheme.

        Provided that where the transfer is made after 28th February 1991 and the Member is to be treated as a Class A Member by the Receiving Scheme on the date he joins the Receiving Scheme the Trustees do not have to arrange any restriction on the amount of lump sum retirement benefit payable from the transfer payment except to the extent appropriate where all or part of the transfer payment is subject to a similar restriction because of a previous transfer to the Scheme.

        (d) Notwithstanding Sub-rule (c)(iv) where the Receiving Scheme is a personal pension scheme the Trustees shall provide the trustees or managers of the Receiving Scheme with the appropriate lump sum retirement certificate as set out in The Personal Pension Scheme (Transfer Payments) Regulations 1988 (or, if applicable, provisions set out by the Board of Inland Revenue).

        (e) In respect of a Member for whom retirement benefits are in payment, the Trustees must ensure that the Receiving Scheme is a scheme which forms part of the Participating Employer's reconstructed pension arrangements and that the benefits to be provided under the Receiving Scheme for and in respect of the Member are of similar form and not of a lesser amount than those which would have been payable under the Scheme for and in respect of the Member.

        (f) The Trustees may arrange for the transfer for and in respect of a Member to be made without his consent where the transfer conforms with the requirements of regulation 12 of The Occupational Pension Schemes (Preservation of Benefit) Regulations 1991.

VII.8   Inland Revenue Limits Rule

        Class A Member

        Notwithstanding anything to the contrary in the Scheme provisions --

        (i) any term used in the Scheme as a measure of the annual earnings of a Class A Member for the purpose of calculating benefits is to be interpreted as though those earnings are no greater than the permitted maximum as defined in section 590C(2) of the Act, but the benefits so calculated may be augmented up to the maximum limits in (ii) below;

        (ii) the benefits payable to a Class A Member or to his widow, widower, dependants or other beneficiaries in respect of him shall not when aggregated with all benefits of a like nature provided under all Relevant Schemes providing benefits in respect of Service exceed the limits set out below.

(a)  The Member's Aggregate Retirement Benefit shall not exceed --

        (i) on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retirement Date on grounds of Incapacity, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

        (ii) on retirement at any time before Normal Retirement Date on grounds of Incapacity a pension of the amount which could have been provided at Normal Retirement Date in accordance with paragraph (i) above, Final Remuneration being computed as at the actual date of retirement;

        (iii) on leaving Pensionable Service before attaining age 75, a pension of 1/60th of Final Remuneration for each year of that service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed as aforesaid may be increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable or by 5% per annum compound, if greater. Any further increase necessary to comply with Department of Social Security requirements is also allowable.

(b)  The Member's Lump Sum Retirement Benefit shall not exceed --

        (i) on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retirement Date on grounds of Incapacity, 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

        (ii) on retirement at any time before Normal Retirement Date on grounds of Incapacity the amount which could have been provided at Normal Retirement Date in accordance with paragraph (i) above, Final Remuneration being computed as at the actual date of retirement;

        (iii) on leaving Pensionable Service before attaining age 75, a lump sum of 3/80ths of Final Remuneration for each year of that service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed as aforesaid may be increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable but only if and to the same extent as the total benefits have been increased under paragraph (iii) of Sub-rule (a) above.

(c) The lump sum benefit (exclusive of any refund of the Member's own contributions and any interest thereon) payable on the death of a Member while in Service or (having left Service with a deferred pension) before the commencement of his pension shall not, when aggregated with all like benefits under Associated Schemes, exceed the greater of --

        (i)   5,000 British pounds sterling and

        (ii) 4 times the annual rate of the Member's remuneration from the Employer at the date of his death (or, if greater, 4 times Final Remuneration but excluding proviso (A) in (a) of that definition in Rule 1) --

              less

              (A) any lump sum (other than a refund of his own contributions and any interest thereon) payable on the death of the Member under all Relevant Schemes in respect of service with previous employers, and

              (B) any lump sum life assurance benefit payable on the death of the Member under a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Act, or a personal pension scheme approved under Chapter IV of Part XIV of the Act;

              if the aggregate of such lump sums exceeds 1,000 British pounds sterling.

(d) Any pension for a Dependant, when aggregated with the pensions, other than those provided by the surrender of the Member's own pension, payable to that Dependent under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the Aggregate Retirement Benefit --

        (i) being paid to the Member at the date of his death (including any pension increases given under Rule VII.11; or

        (ii) being a deferred benefit payable to the Member at any time between attaining age 50 and attaining age 75; or

        (iii) prospectively payable to the Member who dies in Service had he remained in Service up to the Normal Retirement Date at the rate of pay in force immediately before his death; or

        (iv) prospectively payable to the Member who dies in Service after Normal Retirement Date on the basis that he had retired on the day before he died;

        or such greater amount as will not prejudice Approval.

If pensions are payable to more than one Dependant of a Member, the aggregate of all Dependants' pensions payable in respect of him under this and all Associated Schemes shall not exceed the full amount of whichever is the appropriate Aggregate Retirement Benefit under paragraphs (i), (ii), (iii) or
(iv) of Sub-rule (d) above or such greater sum as will not prejudice Approval.

(e) The maximum amount of a pension ascertained in accordance with this Rule less any pension which has been surrendered to provide a Dependant's pension may be increased in proportion to the increase in the Index which has occurred since the pension commenced to be paid or by 3% per annum compound, if greater.

(f) The preceding provisions of this Rule shall be modified in their application to a Member who is or has been a Special Director or Controlling Director as follows. The amount of the maximum Aggregate Retirement Benefit in Sub-rule (a) and of the maximum Lump Sum Retirement Benefit in Sub-rule (b) shall be reduced, where necessary for Approval, so as to take account of any corresponding benefits under either a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Act or a personal pension scheme approved under Chapter IV of Part XIV of the Act.

Class B Member or Class C Member

Notwithstanding anything to the contrary in the Scheme provisions, the benefits payable to a Class B Member or Class C Member or to his widow, widower, dependants or other beneficiaries in respect of him shall not when aggregated with all benefits of a like nature provided under all Relevant Schemes providing benefits in respect of Service exceed the limits set out below.

(g) The Member's Aggregate Retirement Benefit shall not exceed --

        (i) on retirement at or before Normal Retirement Date, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

        (ii) on retirement after Normal Retirement Date, a pension of the greatest of --

              (A) the amount calculated in accordance with paragraph (i) above on the basis that the actual date of retirement was the Member's Normal Retirement Date,

              (B) the amount which could have been provided at Normal Retirement Date in accordance with paragraph (i) above increased either actuarially in respect of the period of deferment or in proportion to any increase in the Index during that period, and

                (C) where the Member's total Service has exceeded 40 years, the aggregate of 1/60th of Final Remuneration for each year of Service before Normal Retirement Date (not exceeding 40 such years) and of a further 1/60th of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years.

                Final Remuneration being computed in respect of (A) and (C) above as at the actual date of retirement, but subject always to Sub-rule (n) below;

         (iii) on leaving Pensionable Service before Normal Retirement Date, a pension of 1/60th of Final Remuneration for each year of that service (not exceeding 40 years) or of such greater amount as will not prejudice Approval. The amount computed as aforesaid may be increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable or by 5% per annum compound, if greater. Any further increase necessary to comply with Department of Social Security requirements is also allowable.

   (h) The Member's Lump Sum Retirement Benefit shall not exceed --

        (i) on retirement at or before Normal Retirement Date, 3/80ths of Final Remuneration for each year of Service (not exceeding
                40 years) or such greater amount as will not prejudice Approval;

        (ii)    on retirement after Normal Retirement Date, the greatest of --

                (A) the amount calculated in accordance with paragraph (i) immediately above on the basis that the actual date of retirement was the Member's Normal Retirement Date,

                (B) the amount which could have been provided at Normal Retirement Date in accordance with paragraph (i) immediately above together with an amount representing interest thereon, and

                (C) where the Member's total Service has exceeded 40 years, the aggregate of 3/80ths of Final Remuneration for each year of Service before Normal Retirement Date (not exceeding 40 such years) and of a further 3/80ths of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years.

                Final Remuneration being computed in respect of (A) and (C) above as at the actual date of retirement, but subject always to Sub-rule (n) below;

     (iii) on leaving Pensionable Service before Normal Retirement Date, a lump sum of 3/80ths of Final Remuneration for each year of that service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed as aforesaid may be increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable but only if and to the same extent as the total benefits have been increased under paragraph (iii) of Sub-rule (g) above.

(j) The lump sum benefit (exclusive of any refund of the Member's own contributions and any interest thereon) payable on the death of a Member while in Service or (having left Service with a deferred pension) before the commencement of his pension shall not, when aggregated with all like benefits under Associated Schemes, exceed the greater of --

     (i)    5,000 Pound Sterling and

     (ii) 4 times the annual rate of Member's remuneration at the date of his death (or, if greater, 4 times Final Remuneration but excluding proviso (A) in (a) of that definition in Rule 1) --

            less

            (A) any lump sum (other than a refund of his own contributions and any interest thereon) payable on the death of the Member under all Relevant Schemes in respect of service with previous employers, and

            (B) any lump sum life assurance benefit payable on the death of the Member under a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Act, or a personal pension scheme approved under Chapter IV of Part XIV of the Act;

            if the aggregate of such lump sums exceeds 1,000 Pounds Sterling.

(k) Any pension for a Dependant, when aggregated with the pensions, other than those provided by the surrender of the Member's own pension, payable to that Dependant under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the Aggregate Retirement Benefit --

     (i) being paid to the Member at the date of his death (including any pension increases given under Rule 14B); or

     (ii) being a deferred benefit payable to the Member at Normal Retirement Date; or

     (iii) prospectively payable to the Member who dies in Service had he remained in Service up to the Normal Retirement Date at the rate of pay in force immediately before his death; or

        (iv) prospectively payable to the Member who dies in Service after Normal Retirement Date on the basis that he had retired on the day before he died;

        or such greater amount as will not prejudice Approval.

If pensions are payable to more than one Dependant of a Member, the aggregate of all Dependants' pensions payable in respect of him under this and all Associated Schemes shall not exceed the full amount of whichever is the appropriate Aggregate Retirement Benefit under paragraphs (i), (ii), (iii) or
(iv) of Sub-rule (k) above or such greater sum as will not prejudice Approval.

(l) The maximum amount of a pension ascertained in accordance with this Rule less any pension which has been surrendered to provide a Dependant's pension may be increased in proportion to the increase in the Index which has occurred since the pension commenced to be paid or by 3% per annum compound, if greater.

(m) If a Member elects under Rule I.6(b) to take any part of his benefits under this Scheme in advance of actual retirement, the limits set out in Sub-rules
(g) and (h) above shall apply as if he had retired at the date of the election as aforesaid, no account being taken of subsequent Service, save that the maximum amount of any uncommuted pension not commencing immediately may be increased either actuarially in respect of the period of deferment or in proportion to any increase in the Index during that period.

(n) The preceding provisions of this Rule shall be modified in their application to a Member who is or has been a Special Director or Controlling Director as follows. The amount of the maximum Aggregate Retirement Benefit in Sub-rule (g) and of the maximum Lump Sum Retirement Benefit in Sub-rule (h) shall be reduced, where necessary for Approval, so as to take account of any corresponding benefits under either a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Act or a personal pension scheme approved under Chapter IV of Part XIV of the Act and in relation to a Member who is a Special Director at his Normal Retirement Date, as follows --

        (i) where retirement takes place after Normal Retirement Date but not later than the Member's 70th birthday, Sub-rule (g)(ii)(B) and (C) and Sub-rule (h)(ii)(B) and (C) shall not apply, and if retirement is later than the attainment of that age, the said paragraphs shall apply as if the Member's 70th birthday had been specified in the Rules as his Normal Retirement Date, so as not to treat as Service after Normal Retirement Date any Service before the Member reaches the age of 70;

        (ii) where Sub-Rule (m) applies to him, the rate of the actuarial increase referred to therein in relation to any period of deferment prior to his attaining the age of 70, shall not exceed the percentage increase in the Index during that period.

        Class A, Class B and Class C Members

        (o) Augmentation of Benefits. Where in addition to being a member of this Scheme the Member is also a member of an approved scheme (the voluntary scheme) which provides additional benefits to supplement those provided by this Scheme and to which no contributions are made by any employer of his, the provisions of the paragraph that follows shall apply in relation to any augmentation of the benefits provided for him by this Scheme after he has ceased to participate in it.

        Any provisions in this Scheme imposing a limit on the amount of a benefit provided for the Member shall have effect (notwithstanding anything in them to the contrary) as if they provided for the limit to be reduced by the amount of any like benefit provided for the Member by the voluntary scheme.


VII.9   Matters Affecting Pensions Payable

        (a) If when a pension becomes payable under the Scheme to a person the value of the aggregate benefits payable to the person under all schemes approved or being considered for approval under Chapter I of Part XIV of the Act to which a Company contributes or has contributed does not exceed the value of an annuity of 104 pounds sterling per annum or such greater amount as may be prescribed from time to time by regulations made under paragraph 15(4) of Schedule 16 to the Social Security Act 1973 and as will not affect Approval payable for the remainder of his life, the Trustees may pay to him in lieu of the pension a cash sum of equal value and he shall cease to have any claim for benefits under the Scheme.

        (b) Where the Trustees pay a cash sum to a Member under Sub-rule (a), if the aggregate value of the prospective benefits payable to a Dependant of the Member under all schemes approved or being considered for approval under Chapter I of Part XIV of the Act to which a Company contributes or has contributed does not exceed the value of an annuity of 104 pounds sterling per annum or such greater amount as may be prescribed from time to time by regulations made under paragraph 15(4) of Schedule 16 to the Social Security Act 1973 and as will not affect Approval payable for the remainder of his life, the Trustees may at the same time as they pay the cash sum in lieu of the Member's pension pay to the Member or the Dependant as the Trustees shall decide a cash sum in lieu of the prospective benefits of the Dependant.

        (c) If when a pension becomes payable under the Scheme to a Member the Member is in exceptional circumstances of serious ill-health (of which the Trustees shall be the sole judge), the Trustees may pay to him in lieu of the pension a cash sum of equal value and he (but not his Dependants) shall cease to have any claim for benefits under the Scheme.

        (d) Where under this Rule the Trustees pay a cash sum in lieu of a pension the amount of the cash sum shall be calculated on a basis certificated as reasonable by the Actuary.

VII.10   Increases in Benefits Payable

         Where any pension has become payable to any person under the Rules either currently or in the event of that person surviving to a particular date or being predeceased by another person or both but subject to no other contingency, that pension may be increased from time to time so long as no such increase causes its amount to exceed the Benefit Limits.

VII.11  Winding-Up of All or Part of the Scheme

         (a) Where all the Participating Employers are to stop participating this Rule applies for and in respect of all the Members. Where some, but not all, of the Participating Employers are to stop participating this Rule applies for and in respect of the Members who are or were in the service of one or more of the Participating Employers which are to stop participating, but not such Members who remain in the Service or who suffer no break in Service because they become employed by another Participating Employer.

         (b) A Participating Employer may stop participating in the Scheme whenever it wishes to do so. It shall tell the Trustees in writing the date on which it is to stop participating.

         (c) A Participating Employer shall stop participating on the earliest day at which one of the following occurs.

                (i) Its continued participation would prejudice Approval of the Scheme.

                (ii) Proceedings for the liquidation or winding up of the Participating Employer start.

                (iii) The Principal Company stops participating and no other employer takes its place as the Principal Company.

         (d) When a Participating Employer stops participating the following liabilities shall have priority over any other liabilities of the Scheme --

                (i) equivalent pension benefits under the National Insurance Act 1965;

                (ii) pensions and benefits in respect of which entitlement to benefit has already arisen;

         Each Member shall cease to be in Pensionable Service and Qualifying Service on the date the Participating Employer stops participating, and benefits shall be calculated accordingly.

The Trustees shall secure the benefits by one or more of the following ways --

        (iii)   under the Policy;

        (iv) by buying individual policies or annuity bonds from an Authorised Insurer and which policies or bonds prohibit their assignment;

        (v)     by making a transfer under Rule VII.7.

The assets used to provide benefits for any person shall not be available for other purposes of the Scheme.

(e) If the Scheme assets are insufficient to secure all the benefits, each Participating Employer shall make good the deficiency in respect of Members who are or have been in its service, all as the Actuary shall advise the Trustees is reasonable. If an insufficiency still remains, the Trustees shall abate the benefits for and in respect of --

        (i) firstly, those Members for whom entitlement to benefit has not arisen and to whom (ii) below does not apply;

        (ii) secondly, those Members who have reached their Normal Retirement Date, but who are not in receipt of pension;

        (iii) thirdly, those persons in respect of which entitlement to benefit has already arisen.

The abatement shall be on such reasonable basis as the Trustees decide on the advice of the Actuary:

(f) Where there are surplus assets the Principal Company may decide whether the surplus is to be applied in one or more of the following ways.

        (i) The surplus shall be paid to the Participating Employers in such proportion as the Trustees consider reasonable in view of the contributions paid by the Employer.

        (ii) The surplus shall be used to provide additional benefits for and in respect of Members. The Principal Company shall decide which benefits are to be provided and for whom.

        (iii) The surplus shall be retained in the Scheme (subject to the provisions of Rule I.4).

(g) For Members and beneficiaries to whom this Rule applies the Trustees may assign policies or contracts of assurance held under the Scheme to the beneficiary failing which they shall secure the benefits which are or may become payable by buying policies or annuity contracts from the Insurer and the policies or contracts shall be made over to the Member or beneficiary, or to trustees for him:

        Provided that where under Rule VII.9 the Trustees might have paid a cash sum in lieu of pension, the Trustees may instead of making over a policy or contract pay a cash sum equal to the value of the benefit that policy or contract would have secured.

        (h) Before conferring any rights on a Member or beneficiary under this Rule, the Trustees shall ensure --

                (i) that the policy or contract states in monetary terms the maximum extent to which benefits may be taken in lump sum form on death or at Normal Retirement Date;

                (ii) that the policy or contract contains provisions prohibiting its assignment or surrender, except a surrender within the terms permitted by regulations made under Section 52(C) of the Social Security Pensions Act 1975, and either specifies the dates on which the period or periods of service which gave rise to the benefits began and ended or specifies whether that service was service in respect of which the Scheme conforms to the appropriate extent with the preservation requirements of
                       Part II of the Social Security Act 1973;

                (iii) that the rights to be conferred on the beneficiary (which may include rights formerly vested in the Trustees) will be on terms which are consistent with the terms which applied under the Scheme to his benefits at the date of termination.

        (i) When the Trustees have disposed of all the assets of the Scheme in accordance with the Rules, the Scheme shall be terminated and the Trustees shall be discharged from the trusts of the Scheme without the necessity of written discharges or resignations.

        Adoption of Rules

        IN WITNESS WHEREOF these Rules are adopted as the Rules of the Pall Supplementary Pension Scheme established by Declaration of Trust dated 29 July 1988 and are executed as a deed by the Principal Company and the Trustees on 1st November 1993 as follows.

                 FOR AND ON BEHALF OF THE PRINCIPAL COMPANY BY


/s/ MAURICE GRAHAM HARDY  Director
------------------------
(Signature)


/s/ MARCUS A. WILSON      Director
------------------------
(Signature)

Signed and delivered as a deed
by    Maurice Graham Hardy                         /s/ AUDREY A. GALATIOTO                 Witness
      ----------------------------                 --------------------------------------
      (Name of Trustee)                            (Signature)

 /s/ MAURICE GRAHAM HARDY        Trustee           Audrey A. Galatioto
--------------------------------                   -------------------------------------
(Signature)                                        (Name of Witness)

                                                   2324 Logue St
                                                   ------------------------------------
                                                   No. Bellmore, NY 11710, U.S.A.
                                                   -------------------------------------
                                                   (Address of Witness)

                                                   Administrative Assistant
                                                   -------------------------------------
                                                   (Occupation of Witness)


Signed and delivered as a deed
by     Derek Thomas Donald Williams                /s/ J.H. STANLEY                        Witness
       -----------------------------               --------------------------------------
       (Name of Trustee)                           (Signature)

/s/ DEREK THOMAS DONALD WILLIAMS   Trustee         J.H. STANLEY
--------------------------------                   --------------------------------------
(Signature)                                        (Name of Witness)

                                                   Walton Road
                                                   -------------------------------------
                                                   Portsmouth
                                                   -------------------------------------
                                                   (Address of Witness)

                                                   Barrister
                                                   -------------------------------------
                                                   (Occupation of Witness)




Signed and delivered as a deed
by     Donald Guy Edward Nicholls                  /s/ MARCUS A. WILSON                    Witness
      ----------------------------                 --------------------------------------
       (Name of Trustee)                           (Signature)

/s/ DONALD GUY EDWARD NICHOLLS   Trustee           Marcus A. Wilson
------------------------------                     --------------------------------------
(Signature)                                        (Name of Witness)

                                                   22 The Peak, Rowlands Castle, Hants.
                                                   -------------------------------------
                                                   (Address of Witness)

                                                   Accountant
                                                   -------------------------------------
                                                   (Occupation of Witness)



Signed and delivered as a deed
by   Jeremy Keith Hayward-Surry                    /s/ JOAN P. NEEDHAM                     Witness
     ----------------------------                  -------------------------------------
     (Name of Trustee)                             (Signature)

/s/ JEREMY KEITH HAYWARD-SURRY   Trustee           Joan P. Needham
-------------------------------                    --------------------------------------
(Signature)                                        (Name of Witness)

                                                   16 Gaffney St., Glen Cove, N.Y. U.S.A.
                                                   -------------------------------------
                                                   (Address of Witness)


                                                   Administrative Assistant
                                                   -------------------------------------
                                                   (Occupation of Witness)


                          APPENDIX TO THE RULES OF THE
                       PALL SUPPLEMENTARY PENSION SCHEME

This is the Appendix referred to in the foregoing Rules.

Definitions

In the Rules: --

"Current Pensionable Salary" in relation to a Member on any date means his annual rate of basic salary on the immediately preceding anniversary of the Commencing Date excluding any fluctuating additions reckoned to the nearer complete 1 pound sterling.

"Final Pensionable Salary" in relation to a Member on any date means the yearly average over the best period of three consecutive years within the ten years before that date of his basic salary excluding any fluctuating additions reckoned to the nearer complete 1 pound sterling.

"Normal Retirement Date" means the 65th birthday of a Member.

"Fund" means The Pall (UK) Pension Fund.

"Pensionable Service" means full-time permanent continuous service with the Company while a member of this Scheme and a completed month of such service means a calendar month in which the member has completed not less than 15 days' service.

"Rules" means the Rules of the Pall Supplementary Pension Scheme of which this Appendix forms part.

1.  Conditions of Eligibility

Membership of the Scheme shall be open to: --

(a) those Directors and Employees of Pall Europe Limited and its UK subsidiary companies who were members of the Pall Executive Pension Scheme on 31 July 1988 ("Old Scheme Members")

        and

(b) such of the Senior Employees of Pall Europe Limited and its UK subsidiary companies as the Principal Company may from time to time invite to become members ("New Scheme Members").

2.  Nature and Amount of Benefits

Without prejudice to any power to provide benefits of a larger amount or of other classes, but subject to the Rules the benefits provided for a Member shall be

(i) a Retirement Pension in terms of Part II of the Rules, the amount of which shall be in respect of New Scheme Members one-sixtieth of the Member's Final Pensionable Salary on the Normal Retirement Date multiplied by the number of complete years and months of Pensionable Service and in respect of Old Scheme Members two-thirds of the Member's Final Pensionable Salary reduced by the amount of the Member's pension secured under the Fund, and

(ii) Life Assurance Benefit in terms of Part III of the Rules, the amount of which shall be three times the Member's Current Pensionable Salary at the time of his death in service before the Normal Retirement Date, reduced by the amount of life assurance benefit under the Fund, and

(iii)   for a married Member a Dependant's Death-in-Service Pension in terms of
        Part IV of the Rules, the amount of which shall be in respect of New Scheme Members 50% of the Member's prospective Retirement Pension and in respect of Old Scheme Members 2/3 of the Member's prospective Retirement Pension, assuming in each case the Member's Current Pensionable Salary to be his Final Pensionable Salary, and

(iv)    for a married Member a Post-Retirement Dependant's Pension in terms of
        Part V of the Rules, the amount of which shall be in respect of New Scheme Members 50% of the Member's Retirement Pension and in respect of Old Scheme Members 2/3 of the Member's Retirement Pension.

If a Dependant's Pension on Death in Service or a Post-Retirement Dependant's Pension becomes payable on the death of a Member who was more than 10 years older than his/her spouse the amount of the pension payable to such spouse may be reduced by not more than 2 1/2% or by such other rate as may be acceptable to the Occupational Pensions Board, for each year of age disparity in excess of 10.

Pensions in payment will increase on each anniversary of their relevant dates at the rate of 5 per centum per annum compound or in line with the percentage increase in the Index if lower. The relevant dates will be, in respect of (i) and (iv) above, the date of retirement, and in respect of (iii) above, the date of death. In addition, for Old Scheme Members the Retirement Pension and Dependant's Post Retirement Pensions secured by the Fund will also increase at the rate of 5% per annum compound or in line with the percentage increase in the Index if lower when in payment.

3.  Member's Contributions

    Normal and Voluntary Contributions:

A Member will not be required to contribute to the Scheme but may make voluntary contributions in terms of Part I.5.

While a Member is being treated as remaining in Service though temporarily absent therefrom a Member may in his own option continue or suspend payment of his own contributions. Unless a Member pays any arrears of these voluntary contributions on his return to Service (with such addition for late payment as the Principal Company requires) his Retirement Pension/Dependant's Pension will be reduced accordingly.

If a Member dies before the Normal Retirement Date without having retired, and his contributions have not been refunded in his lifetime, there will be payable by way of death benefit such amount as the Policy securing the benefits permits.

Reserved Rights

Those Members of the Pall Executive Pension Scheme established on 12 July 1978 and who were admitted to membership thereof before 17 March 1987 shall be Class C Members as defined in the Rules for the purposes of the Scheme.